	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.

			       MEMORANDUM OF AGREEMENT


	      This Memorandum of Agreement ("MOA") is effective this 22nd day of November 1995 between AT&T Corp., a New York corporation with its principal place of business at 295 N. Maple Avenue, Basking Ridge, New Jersey 07920 (hereinafter "AT&T") and Boston Technology, Inc., a Delaware corporation with its principal place of business at 100 Quannapowitt Parkway, Wakefield, MA 01880 (hereinafter "BTI").

	      WHEREAS, AT&T has selected BTI as a vendor to provide BTI's AccessNP Services Platform for deployment in support of AT&T's mailbox and messaging services; and

	      WHEREAS, AT&T, with this selection, has agreed to commit to purchase and license from BTI its AccessNP System, including Hardware and Software, for an initial commitment of $15 million, with planned purchases of an additional $30 million during calendar year 1996; and

	      WHEREAS, AT&T is desirous of purchasing a shareholder interest in BTI, as described in this MOA.

	      NOW, THEREFORE, it is hereby agreed by the parties hereto that:

	      1. This MOA states the terms and conditions related to the Purchase and License by AT&T of BTI's Platforms and Software, and the issuance of Warrants to AT&T by BTI in conjunction with this Agreement. It is further agreed by BTI and AT&T, that this entire MOA and the related attachments in the following order of precedence, is deemed a binding Agreement: (a) the provisions of this MOA and its Attachment A, (b) Exhibit A - Product Requirement Summary; (c) Exhibit B - the relevant terms from AT&T's Standard Procurement Terms; (d) Exhibit C - the relevant terms from BTI's Purchase and License Agreement; and (e) Exhibit D - Common Stock Purchase Warrant. The parties agree to work together and within the next thirty (30) days of the date hereof, incorporate the above items into a Master Purchase and License Agreement, which if successfully completed would replace this MOA and the aforesaid Exhibits. This agreement will commence on the date of this MOA and continue for a period of five (5) years.

	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	      2. AT&T will purchase from BTI, between ******* AccessNP 50/60 Platforms equipped with Universal APU's each configured for ** ports, and ***************, with an initial minimum of ** ports. Such purchases will also conform to the Product Requirements Summary shown in Exhibit A and will commence on the date of this MOA, and continue through December 31, 1996. All such Platforms are to be installed by BTI by January 31, 1997. Each AccessNP 50/60 with Universal APU's will be priced at *************** and each Access NP 5 with Universal APU's will be priced at **************. The pricing described above, for this product and any successor product referred to in the next sentence, will continue for the life of this Agreement (five (5) years) at the lower of the above prices, or the most favored nation pricing in effect at the time of an Order. BTI will make this product, or a fully compatible product, substantially similar to this product in form, fit and function, and which has performance equal to this product, available to AT&T during the full term of this Agreement.

	      3. AT&T will further license from BTI, its Operating System and Application Software, (BTI Software) to run on the Platforms for a one-time royalty fee of ************** which will also include the royalty fees for any software referenced in paragraphs 7 and 8 below and Exhibit A, payment for which will be due within thirty
		   (30) days after such BTI Software is installed and Accepted and the ports are made available for service on each Platform.

	      4. BTI represents that the prices for products and services which it provides to AT&T under this Agreement are not less favorable than the prices offered to any of BTI's other customers acquiring such products and services in similar or lesser quantities during the term of this Agreement. If BTI offers lower prices to any customer inconsistent with this provision, then BTI agrees to promptly notify AT&T of such occurrence, and to concurrently extend such prices to AT&T. This Agreement and any applicable orders, at AT&T's option, shall be deemed amended to provide such terms to AT&T.





	      5. BTI will be responsible for shipping, insurance, delivery to the site designated by AT&T, and installation. Title to each Platform will pass upon shipment, with payment due within thirty (30) days after each Platform is Accepted by AT&T.

	      6. The initial orders for $15 million in purchases under paragraphs 2 and 3, will be issued by January 31, 1996, and subject to the last sentence in paragraph 12 herein, with further orders, planned for an additional $30 million in purchases, being issued through December 31, 1996. BTI will install Platforms and BTI Software pursuant to an installation schedule agreed upon by the parties.

	      7. Upon installation of the BTI Software on each of the Platforms, BTI will grant to AT&T a non-exclusive, non-transferable license to use the BTI Software, and the accompanying Documentation, in accordance with the attached End-User Software License Agreement (Attachment
		   A). To the extent, however, that BTI's existing contracts or agreements with other AT&T controlled entities allow, software developed for these AT&T entities shall be made available to AT&T, for its use, under equivalent terms.

	      8. BTI will license to AT&T its AccessMAX Software Tool set for use by AT&T, on its premises, to develop and test applications to run on BTI Platforms. Any Application Software developed by AT&T, which are not derivatives of BTI's Software, will be wholly owned by AT&T.

	      9. As to the ownership of Intellectual Property under this Agreement, in addition to the ownership rights described in paragraphs 7 and 8 above, AT&T shall exclusively own Software developed by BTI for AT&T which AT&T pays for pursuant to a Contract Services Agreement, or on a Time and Materials basis. AT&T shall exclusively own AccessMAX Applications which may use AccessMAX objects and require the AccessMAX runtime environment, if they are developed by AT&T, or for AT&T by BTI under a Contract Services Agreement or on a Time and Materials basis. If AT&T allows a third party, not covered by this Agreement, to use such Applications, then AT&T will require such third party to obtain a license from BTI to use the AccessMAX runtime environment. Unless otherwise agreed, either party shall own any Software which that party develops at its own expense.




	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 Except as provided above, if BTI owned Software is to be used by AT&T to develop Applications for use by AT&T on the BTI platforms, such use of BTI owned Software and the terms and conditions of the ownership of such Applications will be mutually agreed upon in a separate Agreement.

	 For any Applications owned exclusively by AT&T, BTI will not provide Software support unless otherwise agreed to between the parties.

	      10. BTI will warrant the Platforms and BTI Software for a period of one (1) year after Acceptance in accordance with the enclosed warranty terms. After the first year, AT&T may choose to have BTI provide Tier 2 and Tier 3 Maintenance Services on a Time and Materials ******* ****************** basis, or on a fixed rate as provided for in BTI's Extended Material Support and Technical Service Proposal.

	      11. BTI will provide post warranty Annual Software Maintenance at a fee, not to exceed the lower of ***** ********************** of the then in effect most
		   favored nation pricing for equivalent software, for the useful life of the BTI Software. Software maintenance will include fixes and extensions of functionality, in the form of upgrades, and updates to the extent provided to other BTI customers with Software Maintenance Agreements for such Software.

	      12. AT&T may further agree to enter into a generic Contract Services Agreement with BTI for the provision of services such as Custom Software Development, Dedicated Application Development Engineers and Medalist
		   Marketing Support Services (beyond the services provided free-of-charge with each such Platform purchased or those referenced in paragraph 13). AT&T agrees to pay BTI its Cost for each service on a Time and Material, *************** basis.

		   Except for AT&T's commitment to purchase Platforms in paragraph 2, to license Software in paragraph 3, to acquire Software Maintenance in paragraph 11, and to acquire Contract Services as expressly stated in this MOA and Exhibit A, AT&T is not obligated to acquire products and services from BTI except as the parties expressly agree in the form of Accepted Purchase Orders or other binding contractual arrangements.


	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	      13.  **** will provide **************************************
		   for ****************************************
		   ************************ for ************************
		   and ****************************************************
		   and *************************************************
		   ********* for each *********************************
		   *** will also provide *********************************
		   ********** commensurate with the ********************
		   *********** however, **** further agrees to *********
		   **************************************************
		   ***************************************.

	      14.  In conjunction with the ***********************
		   **************************************************
		   *****************. BTI will be responsible for providing a minimum 24 hour response time for Spare Parts. The determination as to the location of the Spare Part Depots will be based upon a mutual agreement between AT&T and BTI.

	      15. In consideration of the minimum purchase commitments described above, BTI hereby grants to AT&T a warrant to purchase 4,908,800 shares of BTI Common Stock ("The Warrant") at an exercise price of $14 per share (subject to proportionate adjustment for stock splits, stock dividends and other similar events affecting the Common Stock after the date hereof). The above shares of BTI Common Stock represent 19.9% of the outstanding shares of BTI Common Stock as of the end of the business day on November 17, 1995. The Warrant will become exercisable in annual increments of 981,760 shares each, commencing on the Anniversary Date of this MOA, and for four (4) years thereafter. The Warrant will be non-transferable, and each exercisable portion of the Warrant will remain exercisable for a period of two and one-half (2 1/2) years after such portion first becomes exercisable, at which time such portion will expire and no longer be exercisable. The shares issued upon exercise of the Warrant will be "Restricted securities" under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"). The definitive form of Warrant is attached hereto as Exhibit D, and shall be executed simultaneously with the execution of this Agreement.






	      16. Restrictions on Certain Actions. AT&T acknowledges that it is acquiring the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") (the Warrants and the Warrant Shares are collectively referred to as the "Securities") for investment purposes and that AT&T is not acquiring the Securities with the intent or objective of affecting or influencing the management or control of the business, operations or affairs of BTI. In furtherance of the foregoing, AT&T agrees, for a period beginning on the date hereof and ending on December 31, 2000 (the "Restricted Period"), that it shall not, directly or indirectly, and shall not permit any of its Affiliates or Associates (as such terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, to, without the prior written consent of
		   BTI:

		   (a) purchase, acquire or own, or offer or agree to purchase, acquire or own, any securities of BTI or any of its subsidiaries which are entitled to, or may be entitled to, vote or by the terms thereof are convertible into or exchangeable for securities which are entitled to vote (collectively, "Voting Securities"), other than (i) the Securities, (ii) any securities which may be issued with respect to the Securities as a result of any stock splits, dividends, distributions, recapitalizations or similar events and (iii) other Voting Securities so long as its beneficial ownership (as defined in Rule 13 d-3 under the Exchange Act) after giving effect to the acquisition of beneficial ownership of such additional Voting Securities does not exceed 30% of the Company's outstanding Voting Securities; or

		   (b)  make, or in any way participate in, any
			"solicitation" of proxies or be a "Participant" in an "election contest" or "solicitation" (as such terms are defined or used in Regulation 14A under the Exchange Act), initiate, propose, communicate with or otherwise solicit stockholders of BTI for the approval of one or more stockholder proposals or induce or attempt to induce any other person to initiate any stockholder proposal; or

		   (c) form, join, in any way participate in, or encourage the formation of, a group (as such term is defined in Section 13 (3) of the Exchange Act) with respect to any Voting Securities; or




		   (d) deposit any Voting Securities into a voting trust, or subject any Voting Securities to any agreement or arrangement with respect to the voting of any Voting Securities or other agreement having similar effect, except as provided herein; or

		   (e) otherwise act, alone or in concert with others, to seek to affect or influence the control of the management or Board of Directors of BTI or the business, operations or affairs of BTI or its subsidiaries; or

		   (f) take any other action inconsistent with the foregoing;

		   (g) notwithstanding any provisions of this Agreement to the contrary, the trusts for any of the benefit plans of AT&T or any of its affiliates may acquire or dispose of shares of the Company's securities in the ordinary course of their business.

	      17. Purchase Not For Distribution. AT&T hereby represents and warrants to BTI that the Warrant and, if and to the extent the Warrant is exercised, the Warrant Shares are being acquired for investment and not with a view to the public distribution thereof, and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act and in compliance with any applicable state securities law and this Agreement. This representation shall be deemed to be remade and ratified upon each exercise of the Warrant with respect to the Warrant Shares acquired upon such exercise.

	      18. Upon request of AT&T, during the term of this Agreement, and at its first meeting after such request, BTI's Board of Directors shall increase its size by one member and elect AT&T's nominee to fill such newly-created vacancy, subject to reasonable approval of such nominee by BTI's Board of Directors. Thereafter, and if AT&T retains a 10% or more shareholder interest in BTI through Warrants or Common Stock, BTI's Board of Directors shall (subject to the following sentence) nominate the AT&T representative for reelection as a director and use the same efforts to cause the reelection of that AT&T representative as a director as are used with respect to all other nominees for election as a director. In the event that the AT&T representative resigns as a director, dies or is no longer employed by AT&T, AT&T shall have the right, subject to the reasonable approval of BTI's Board of Directors, to designate a replacement for such AT&T representative to serve on BTI's Board of Directors.




	      19. Nothing in this Agreement shall restrict in any way the business and activities of, nor in any way bind or obligate, the entities that AT&T will be spinning off or out or otherwise disposing of as part of the planned restructuring announced September 20, 1995, after such entities become public companies or are sold or have substantially all of their assets sold or are otherwise disposed of.

	      20. AT&T and BTI agree that they will jointly approve a News Release regarding the subject matter of this transaction, and will make no other public statements or statements to third parties, beyond those contained in such approved News Release or other jointly approved public statements. If either party, including their officers, directors, employees or agents make false, misleading or incorrect statements regarding the subject matter of this MOA, or beyond those contained in jointly approved statements, then they each agree to indemnify and hold each other, their affiliates, officers, directors, shareholders, employees, and agents harmless (including the reimbursement of reasonable attorney's fees and all associated costs of the litigation) against any claims brought against the other relating in any way to such communications.

	      IN WITNESS WHEREOF, each party hereto has executed this Memorandum of Agreement by a representative duly authorized as of the date set forth above.

	 AT&T CORP.                              BOSTON TECHNOLOGY, INC.

	 By: /s/Waring Partridge                 By: /s/John C.W. Taylor
	 _______________________                 ________________________
	    Waring Partridge                        Dr. John C. W. Taylor
	       Print Name                                Print Name

	 Title:  V.P.-Consumer, Multimedia       Title:  President & Chief
		 Messaging and Wireless                  Executive Officer
		 Services










		Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.

				      Exhibit A
			     Product Requirement Summary


	 Equipment:

	 **************** shall be installed *************** and equipped
	 to be ************************** shall be ***********************
	 ************************ equipped with *****************
	 *********************************** can be *******************
	 *****************  Vendor agrees to ******************************
	 ***********************************  Vendor agrees to *******
	 ************************************************************
	 ************************************************************
	 ****************************************  All costs and management
	 of shipping and insurance, and equipment delivery and installation shall be the *************************

	 Vendor warrants that their ***************************************
	 ************************************************************
	 **********.

	 Vendor will ****************************************************
	 ************************************************************
	 ************************************************************
	 ******************************** will be used.

	 AT&T agrees to ********************************** and Vendor
	 agrees to **************************************************
	 ************************************************************
	 ************************************************************
	 ********** shall be agreed upon.********************************
	 *****************************  At initial installation, each
	 ****** shall be equipped with **************** (except as provided above).

	 DSP Daughter Card Capacity:

	 ***************************************************** Vendor will
	 supply and install **********************************************
	 *****  Vendor will **********************************************
	 **************************************************************
	 **************************************************************
	 ************************************************* will be
	 performed *********************** The cost of additional source software ******************************************************
	 *******************************************




	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 ********************************************** will purchase an
	 **************************************** at a price not to exceed
	 ************************

	 Vendor will *****************************************************
	 **************************************************************
	 **************************************************************
	 **************

	 Product Requirements:

	 The contents of the appended Product Requirements summary (Attachment A) dated October 31, 1995 are included as product requirements, augmented by specifications herein.

	 Software:

	 Vendor will supply system software and applications appropriate to the services AT&T plans to offer in the market. Vendor will collaborate with AT&T to specify and implement these applications.

	 Vendor agrees to *********************************************
	 **************************************************************
	 **************************************************************
	 **************************************************************
	 ********************** the per port Software license fee referenced below.

	 Included in the per port price for software quoted below will be
	 **************************************************************
	 **************************************************************
	 ********************

	 ****************************************** will include the
	 following functionality.

	 *************************************

	 AT&T has *****************************************************
	 and work has begun between the parties so that Vendor may deliver
	 **************************************************************
	 ***************** Attachment B (appended) lists some detailed development requirements which must be addressed *************
	 *********




	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.

		   ****************************************
		   ****************************************
		   ****************************************
		   ****************************************
		   ****************************************
		   ****************************************

	 **************************************************************
	 **************************************************************
	 **************************************************************
	 **************************************************************
	 ***********************************

	      ****************************************
	      ****************************************

	 The System shall **********************************************
	 ***********************************************  It is required
	 **************************************************************
	 ************************ will be included in the *************
	 **************************************************************
	 ************************************************  AT&T will
	 accept, upon agreement of the parties, ***********************
	 **************************************************************
	 ********************************************** it will be provided
	 upon agreement of the parties.  *******************************
	 *********  This will require a ********************************
	 ****************** will be treated as *************************
	 ***************************************************************
	 ******************** which use the ****************************

	      ****************************************
	      ****************************************
	      ****************************************

	 AT&T and Vendor agree to *************************************
	 **************************************************************
	 **************************************************************
	 ******************************** will be furnished later on dates
	 to be mutually determined.

	      ****************************************
	      ****************************************

	 AT&T and Vendor will *****************************************
	 **************************************************************
	 ****************************



	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.

	 To the extent allowed by *************************************
	 **************************************************************
	 shall be made available to ***********************************
	 *****************************

	 Platform Evolution:

	 Vendor shall provide AT&T with *********************************
	 ***************** including the evolution of its standard platform
	 **************************************************************
	 ********************** and AT&T shall provide Vendor with **** ******************************************************** Vendor
	 shall ************************************************************
	 **************************************************************
	 ***************************************************

	 Service Description Documents:

	 AT&T will furnish ****************************************
	 ********************************** and will work with Vendor to
	 **************************************************************
	 ********************

	 Open Architecture:

	 **************************************************************
	 ******************************************************* determines
	 it can **********************************************************
	 **************************************************************
	 ******************************************  BTI will have the
	 **************************************************************
	 *********************** to supply to ***************************
	 ***************************** necessary to meet such requirements
	 ************************************

	 **************************************************************
	 within the specified time, ***********************************
	 *************************************************************
	 ********************************************* to those
	 specifications) *************************************** or have a
	 ************************************  If such product is then
	 **************************************************************
	 ****************************************** as negotiated at that
	 time, ***********************************************************
	 ****************************************************** at the time
	 for such component.





	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 Vendor agrees to *********************************************
	 **************************************************************
	 **************************************************************
	 **************************************************************
	 ***********  Vendor further agrees, *************************
	 **************************************************************
	 ********************************************  These will be
	 treated as Contracted Services.

	 Hardware Maintenance:

	 Installed hardware will be **************************************
	 ************************************************************
	 *******************  Vendor may provide **************************
	 **************************************************************
	 **************************************************************
	 **************************************************************
	 **************************************************************
	 ************************** Vendor agrees to **************
	 ************************************************************
	 ****************

	 **************************************************************
	 ******************************* will be available from Vendor on a
	 *************************************

	 Software Maintenance:

	 Software maintenance for the *********************************
	 *************************************************************
	 **************************************************************
	 **************************************************************
	 ******************** Software maintenance shall include ****** ******************************** in the form of ******************
	 ************************** that these are provided also to any *************************************************** for such
	 software.

	 Training:

	 Vendor will provide base level maintenance and system
	 administration training for ************************************
	 ***********************************

	 Vendor will provide training related to administration, systems and application development for ******************************
	 ********************



	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.

	 Marketing Support:

	 Vendor will provide marketing support *************************
	 **************************************************************
	 **************************************************************
	 enabled by this contract.

	 Pricing:

	 The foregoing shall be priced at ********************************
	 **************************

	 **************************************************************
	 *********************************************** will be priced at
	 *************

	 Once Vendor ****************************************************
	 **************************** may purchase *****************
	 *************************************************************
	 ********

	 ************************************************** will be priced
	 ***************

	 Software license fee will be ***********************************
	 **************************************************************
	 **************************************************************

	 Annual Software Maintenance will be priced at ***************
	 ************

	 Contracted Services:

	 Contracted Services shall be billed at **********

	 AT&T may contract with Vendor for a variety of services, including but not limited to developing custom applications and administration and operations functionality. *****************
	 **************************************************************
	 **************************************************************

	 Vendor agrees to work jointly with AT&T via Contracted Services to support development in the following areas:

	      ****************************************
	      ****************************************
	      ****************************************




	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 Vendor agrees to provide as Contracted Services the minimum of
	 **************************************************************
	 **************************************************************
	 *************************************************************














































	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


				    ATTACHMENT A

	 PRODUCT REQUIREMENTS                                   10/31/95

	 System Level Requirements:

	 ********                 **************************************

	 ****************         **************************************
				  **************************************
				  **************************************
				  **************************************

	 ****************         **************************************
				  **************************************

	 .                        *****************
	 .                        *****************
	 .                        *****************
	 .                        *****************

	 ****************         **************************************
				  **************************************
				  *************


	 Applications Requirements:

	 ****************         **************************************
				  **************************************
				  *************************************
				  *************

	 .                        *****************
	 .                        *****************
	 .                        *****************
	 .                        *****************

	 Administrative Requirements:

	 ****************         **************************************
				  **************************************
				  **************************************
				  *************





	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 ****************         **************************************
				  **************************************
				  *************

	 Network Interface Requirements:

	 ****************         **************************************
				  **************************************
				  *************

	      **************************************
	      **************************************


	 *****************************************************************
	 *****************************************************************
	 *******************

	 *****************************************************************
	 *******************

	 Notification Requirements:

	 ****************         **************************************
				  **************************************

	 ****************         **************************************
				  **************************************
				  *************

	 ****************         **************************************
				  **************************************
				  *************















	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


				    ATTACHMENT B

	 Development Requirements to Support User Interface for ********
	 *********

	 Vendor will ************************************************
	 *****************************

	 *************************************************************
	 **************************************************************

	 **************************************************************
	 *********

	 **************************************************************
	 *************************************************************
	 *********

	 **************************************************************
	 **************************************************************
	 *******************************


	 **************************************************************
	 *********
	 **************************************************************
	 *********


	 **************************************************************
	 *********
	 **************************************************************
	 *********
	 **************************************************************
	 Development Requirements to Support User Interface *******
	 *********

	      Vendor will ************************************************
	      *****************************

	 **************************************************************
	 **************************************************************
	 *********




		       EXHIBIT B SELECTED TERMS AND CONDITIONS


	 Definitions

	 The definitions of this Exhibit B, which are set forth below in capital letters, apply to all the terms of this Exhibit B:

	      ASSOCIATED ENTITY means a corporation partnership or venture, a majority of whose voting stock or ownership interest is owned directly or indirectly by AT&T Corp. and includes those listed in Appendix A.

	      EQUIPMENT means data processing and similar equipment and also includes options, accessories and attachments for more basic equipment. EQUIPMENT includes as a component thereof any MEDIA fixedly embedded therein in that it is not normally replaced except for maintenance and repair. EQUIPMENT may include in its meaning, depending upon context, a system of systems consisting of tangible EQUIPMENT and intangible SOFTWARE.

	      IDENTIFICATION means any copy or semblance of any trade name, trademark, service mark, insignia, symbol, logo, or any other product, service, or organization designation, or any specification or drawing of AT&T Corp. or an ASSOCIATED ENTITY, or evidence of inspection by or for any of them.

	      INDEMNITEES means AT&T, its customers, officers, directors, employees and representatives, others doing work under its immediate or ultimate direction and control, its end customers and intermediaries in the distribution chain, and its successors and assigns.

	      INFORMATION means any idea, data, program, technical, business or other intangible information, however conveyed.

	      LEASE means rental and does not include third-party leasing transactions.

	      MATERIALS mean repair, maintenance or replacement parts for EQUIPMENT, MEDIA not fixedly embedded in EQUIPMENT, and tangible supplies of other kinds which are for or associated with EQUIPMENT.

	      MEDIA or MEDIUM means any document, print, tape, disc, semiconductor chip or other tangible information-conveying article.




	      ORDER means AT&T's form of purchase order or contract used for the purpose of ordering EQUIPMENT, SOFTWARE, SERVICES or MATERIALS.

	      SERVICES mean maintenance services and other services in support of purchased or leased EQUIPMENT.

	      SOFTWARE means intangible INFORMATION constituting one or more computer or apparatus programs and the informational content of such programs, together with any documentation supplied in conjunction with and supplementing such programs, the foregoing being provided to AT&T by way of electronic transmission or by being fixed in MEDIA furnished to AT&T.

	      WORK means (1) the provision of maintenance or other SERVICES under this Agreement and (2) the subject matter called for by any ORDER, specifications, drawings, and samples.

	      INSTALLATION DATE means the dates by which the EQUIPMENT or MATERIALS are (1) to be delivered and (2) to be installed and ready for use.

	      ENHANCEMENTS mean all SOFTWARE changes, including enhancements, new releases, product improvements, system modifications, updates, upgrades, field modifications and the like.

	      MODIFICATIONS mean AT&T additions to the SOFTWARE, deletions from the SOFTWARE, or merges of the SOFTWARE with one or more programs owned or licensed by AT&T forming an updated and otherwise modified SOFTWARE.

	      SOFTWARE SOURCE MATERIAL means INFORMATION consisting of all intangible source programs, technical documentation and other information required for maintenance, modification or correction of the most current version of the SOFTWARE supplied to AT&T.

	      SPECIFICATIONS means the SPECIFICATIONS for the SOFTWARE as set forth in the ORDER, or if not so set forth, shall mean BTI's current published SPECIFICATIONS and user documentation for the SOFTWARE as of the date of the ORDER. Any provisions contained in BTI's SPECIFICATIONS in conflict with the provisions of this Agreement shall be deemed deleted.

	   USE means use by any individual having authorized access to the computer on which the SOFTWARE is operated.




	 Sale

	 BTI shall sell its EQUIPMENT and MATERIALS to AT&T upon provisions set forth in this Agreement and in ORDERS placed by AT&T pursuant to this Agreement. Contents of Order

	 An ORDER for the purchase of EQUIPMENT or MATERIALS shall be written on AT&T's purchase order form and shall contain the following:

	      1.   The incorporation by reference of this Agreement;


	      2. The incorporation by reference of the applicable functional performance specifications;

	      3. A complete list of the EQUIPMENT or MATERIALS to be purchased specifying quantity, type, model, feature description and purchase price to be paid (net of purchase option credit if applicable) and the invoice address;

	      4. The location at which the EQUIPMENT is to be installed or the MATERIALS to be delivered and used including floor, street, city and state;
	      5.   The INSTALLATION DATE; and

	      6. A complete list of the SERVICES and associated costs, if any, such as, but not limited to, training, if any required, and a schedule of their performance.

	 Ordered items shall be shipped complete on date(s) specified in an ORDER unless otherwise agreed to by AT&T.

	 Equipment Modification

	 AT&T may substitute components or supplement the EQUIPMENT by making alterations or installing attachments to modify the range of features that the EQUIPMENT provides. AT&T shall notify BTI in advance of its intent to modify, and BTI shall grant a trade-in allowance against the purchase price of the new items in accordance with applicable allowances in effect at the time of modification.

	 Operating System Software

	 Title to intellectual property rights in operating system software shall remain in BTI. For the life of the EQUIPMENT listed in the ORDER for purchased EQUIPMENT, or during the duration of the EQUIPMENT LEASE ORDER, as applicable, BTI grants to AT&T a



	 nonexclusive license to use, and have used therefor, SOFTWARE on the EQUIPMENT or for which it was delivered. AT&T may copy the SOFTWARE for use on such EQUIPMENT with or for which it was delivered, and for archival purposes, but shall not knowingly reproduce either the original operating system software or other of the SOFTWARE for distribution to others. AT&T may not add to, delete from or modify the SOFTWARE, in any manner nor alter BTI's intellectual property rights to such delivered SOFTWARE.

	 Price Adjustment

	 If BTI's published price for any EQUIPMENT or MATERIALS is lower on the delivery date for MATERIALS or the INSTALLATION DATE for EQUIPMENT than the price stated in an ORDER, the price for the EQUIPMENT or MATERIALS shall be reduced to the published price.

	 Return of Equipment

	 Whenever EQUIPMENT under warranty is shipped for repair or replacement purposes from and then back to AT&T, BTI shall furnish all labor and MATERIALS necessary for packing the EQUIPMENT at no charge to AT&T. BTI shall arrange for and bear all costs including, but not limited to, those of packing, rigging, transportation and insurance. BTI shall also bear all risk of loss or damage from the time the EQUIPMENT is removed from AT&T's site until the EQUIPMENT is returned to the site.

	 Return of Materials

	 BTI shall accept for credit MATERIALS returned under any of the following circumstances:

	 1. AT&T termination or cancellation of an ORDER for BTI's EQUIPMENT or exchange by AT&T of one BTI machine for another BTI machine within ninety (90) days of the termination or cancellation, provided MATERIALS are not usable in other equipment within the location;

	 2. BTI or AT&T error in the ordering or shipping process, provided the MATERIALS are returned by AT&T to BTI within ninety (90) days of receipt; or

	 3. Receipt of defective MATERIALS or failure of MATERIALS under the applicable warranty.

	 MATERIALS returned for credit must be in complete cartons and in good resalable condition, except where the MATERIALS are defective or fail under the applicable warranty.





	 Risk of Loss

	 BTI shall retain risk of loss and damage to the EQUIPMENT or MATERIALS prior to the passage of title pursuant to the Title clause unless caused by the willful or negligent acts of AT&T or its employees.

	 Site Preparation and Installation

	 BTI shall promptly furnish to AT&T detailed written site preparation specifications to ensure that the EQUIPMENT to be installed will operate in an efficient and environmentally safe manner. AT&T shall prepare the site at its own expense and in accordance with the specifications furnished by BTI. Any alterations or modifications in site preparation that are attributable to BTI's incomplete or erroneous specifications shall be made at BTI's expense.

	 BTI shall, at its expense, ship and install the EQUIPMENT ready for use by the INSTALLATION DATE, furnish all labor and MATERIALS necessary for unpacking, placement and installation of the EQUIPMENT, which BTI shall supervise, without charge to AT&T. Not later than the INSTALLATION DATE, BTI shall certify in writing to AT&T that the EQUIPMENT has been properly installed and is ready for use and that the SOFTWARE routines, if any, specified in an ORDER are operational. If the EQUIPMENT is certified to be ready for use prior to the day before the INSTALLATION DATE, AT&T may elect to use the EQUIPMENT and change the INSTALLATION DATE accordingly. At any time prior to the date indicated in an ORDER for delivery of the EQUIPMENT, AT&T may, upon written notice to BTI, delay the INSTALLATION DATE, but such delay shall not exceed thirty (30) days.

	 Standard of Performance and Acceptance of Equipment and Software

	 The intent of this clause is to establish a standard of performance which must be attained before AT&T accepts the EQUIPMENT and SOFTWARE.

	 1. If the purchase price of the EQUIPMENT is less than $10,000, BTI shall certify to AT&T in writing that the EQUIPMENT has been properly installed and is being operated by AT&T's personnel in conformance with BTI's technical specifications and any specifications submitted to BTI by AT&T. Upon satisfactory attainment of this standard of performance, the EQUIPMENT shall be accepted in writing by AT&T.

	      If the purchase price of the EQUIPMENT is greater than $10,000, paragraph 2 through 7 of this clause shall apply.





	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 2. The performance period shall begin on the INSTALLATION DATE and shall end when the EQUIPMENT and SOFTWARE, operated by AT&T personnel, has met with both BTI's technical specifications (Systems Acceptance Test) and any specifications submitted to BTI by AT&T at an average effectiveness level of one hundred (100) percent for a period of ************************* days. AT&T may shorten the
	      Acceptance Test period if it deems that a shorter period will be adequate to accurately evaluate the EQUIPMENT and SOFTWARE. AT&T will, with BTI's assistance develop a Systems Acceptance Test which establishes appropriate load testing and other criteria. If the hundred (100) percent effectiveness level is not attained during the initial ************************* day period, the performance period shall be extended ********************* until the hundred
	      (100) percent effectiveness level has been attained for ************************* days. If the hundred (100) percent
	      effectiveness level has not been attained for ************* *********** days within *************** calendar days from the INSTALLATION DATE, AT&T may either (a) terminate the ORDER and have the EQUIPMENT and SOFTWARE promptly removed,
	      (b) require a replacement be installed, or (c) continue the performance period subject to its rights under clauses (a) and (b) of this sentence.

	 3. EQUIPMENT and SOFTWARE which shall have been accepted by AT&T and then modified or replaced shall be deemed to have met AT&T's standard of performance if it operates in conformance with both BTI's published technical specifications, and any specifications submitted to BTI by AT&T, at an average effectiveness level of one hundred (100) percent or more during a ************************* day period.

	 4. AT&T shall maintain appropriate daily records to reflect operation of the EQUIPMENT and SOFTWARE pursuant to this Standard of Performance and Acceptance of EQUIPMENT and SOFTWARE clause.

	 5. Upon satisfactory completion of the System Acceptance Test, the EQUIPMENT and SOFTWARE shall be accepted in writing by AT&T.






	 Title

	 AT&T shall accept title to the EQUIPMENT after the EQUIPMENT satisfactorily attains the standard of performance pursuant to the Standard Of Performance And Acceptance Of Equipment clause. Upon receipt of payment, BTI shall furnish AT&T a bill of sale and all other documents requested by AT&T to enable it to perfect unencumbered title to the EQUIPMENT.

	 Title to MATERIALS shall rest in AT&T upon their acceptance which shall be deemed to occur upon receipt of the MATERIALS at AT&T's receiving dock unless otherwise specified by AT&T before or promptly after such receipt.

	 Equipment Warranty

	 BTI warrants to AT&T and its customers that the EQUIPMENT and MATERIALS furnished shall be merchantable and free from defects in design, material and workmanship and shall conform to and perform in accordance with the specifications, drawings and samples.
	 These warranties extend to the future performance of the EQUIPMENT and MATERIALS and shall continue for the longer of (a) one year after the EQUIPMENT or MATERIALS are accepted by AT&T, or (b) a greater period if specified elsewhere in this Agreement or an
	 ORDER.   BTI also warrants to AT&T and its customers that the
	 EQUIPMENT and MATERIALS shall be new or remanufactured and that SERVICES shall be performed in a first class, workmanlike manner. In addition, if the EQUIPMENT or MATERIALS furnished contains one
	 (1) or more manufacturer's warranties, BTI hereby assigns those warranties to AT&T and its Customers. EQUIPMENT, MATERIALS or SERVICES not meeting the warranties will, at AT&T's option, (a) be returned for or subject to refund, repair, replacement, or reperformance by BTI at no cost to AT&T or its customers and with transportation costs and risk of loss and damage in transit borne by BTI, or (b) be subject to refund.

	 All warranties shall continue in full force and effect notwithstanding transfer of title to the EQUIPMENT or MATERIALS by AT&T, so long as AT&T, its customers or its ASSOCIATED ENTITIES shall remain the user of the EQUIPMENT or MATERIALS. All warranties shall also survive inspection, acceptance and payment.

	 License Grant

	 BTI hereby grants to AT&T a nonexclusive, nontransferable (except as set forth in this Agreement) perpetual license so USE the SOFTWARE. Upon delivery to AT&T, all media shall become the property of AT&T except that fixed in EQUIPMENT, title to which




	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 shall pass to AT&T upon acceptance of the EQUIPMENT. SOFTWARE includes the basic items defined in the SOFTWARE and Programming aids clause and any other basic items listed on an ORDER. The foregoing license extends to any use of any program or software derived from the SOFTWARE. The foregoing license is for SOFTWARE different from the originally delivered SOFTWARE referred to in the Operating System Software clause.

	 License Fee

	 Fees for the license of the SOFTWARE and the maintenance of the SOFTWARE are designated in this Agreement or will be separately agreed to by the parties. Once a year only, BTI may change the fees for recurring charges if (1) such change is part of a change to BTI's published price list, and (2) if ninety (90) days prior written notice is given to AT&T. Any provisions included in BTI's published price list other than those relating to price and description of items to which prices apply shall be deemed deleted. Fee(s) changes shall not become effective until BTI receives AT&T's written consent to the specific fee(s) changes (or until ninety (90) days from BTI's notice with no reply from AT&T.) BTI agrees that any increase in fees will be no more than **** ************ of the fees in effect at the time of the written notice of such change.

	 Centralized Maintenance

	 AT&T may specify in an ORDER that, for centralized maintenance purposes all SOFTWARE changes, including ENHANCEMENTS, provided by BTI shall be provided only to the AT&T's Centralized Support Organization. BTI will in that event, be responsive to maintenance requests which the AT&T's Centralized Support Organization issues. This Organization will be responsible for SOFTWARE application, initial acceptance testing and distribution of the SOFTWARE to all licensed installations.

	 BTI grants AT&T the right to transmit the SOFTWARE by means of data links from AT&T's Centralized Support Organization to each licensed installation.

	 BTI grants to AT&T, ********************* a license to USE a copy of the SOFTWARE for centralized maintenance purposes only. BTI shall provide this maintenance copy of the SOFTWARE in response to an ORDER requesting same. The maintenance copy provided to the AT&T's Centralized Support Organization will be used only to perform systems or application support functions for the AT&T's application programmers, except as provided hereinafter. If the




	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 maintenance copy of the SOFTWARE provided pursuant to this clause or a copy thereof is later incorporated by the AT&T's Centralized Support Organization into a AT&T system or application support SOFTWARE, AT&T shall notify BTI and shall pay BTI the current applicable rate paid by AT&T for USE of the SOFTWARE.

	 Contents of Order

	 An ORDER for SOFTWARE shall be written on AT&T's purchase order form and shall contain the following:

	      1.   The incorporation by reference of this Agreement;

	      2. A complete list of the SOFTWARE to be included in the license, including a reference to and incorporation of the applicable SOFTWARE reference manuals;

	      3.    The fee for the SOFTWARE furnished and license granted;

	      4. The location or locations at which the SOFTWARE is to be delivered and invoiced;

	      5. The date or dates by which the SOFTWARE shall be delivered; and

	      6. Any other special provisions agreed upon by both parties.

	 Enhancements and Maintenance

	 BTI shall promptly furnish to AT&T during the duration of the ORDER, at an agreed upon charge, if any, all SOFTWARE ENHANCEMENTS, made available by BTI to any of its customers and shall promptly provide to AT&T any revisions to the basic Software items defined in the SOFTWARE and Programming Aids clause to reflect the ENHANCEMENTS. All ENHANCEMENTS shall be considered SOFTWARE subject to the provisions of the ORDER. AT&T may incorporate the ENHANCEMENTS into the SOFTWARE or continue using previous versions of the SOFTWARE, at AT&T's option. AT&T may, at any time and at its discretion, discontinue maintenance of the SOFTWARE. BTI shall not charge AT&T for ENHANCEMENTS or any other maintenance during the warranty period. Charges for upgrading a license from one tier grouping to a higher tier grouping shall not exceed ***************** of the license fee paid for the current license.




	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 Intellectual Property Rights

	 Title to the SOFTWARE and to intellectual property rights therein shall remain in BTI or BTI's licensor, as applicable. AT&T shall have the right to make a reasonable number of copies of the SOFTWARE for USE as authorized in the ORDER or elsewhere in this Agreement. AT&T however, shall not knowingly reproduce copies of the SOFTWARE for the purpose of supplying it to others except individuals authorized herein. This Paragraph applies only to preexisting BTI software and not to software developed by or for AT&T.

	 Remote Access

	 AT&T shall have the right at no additional charge or fee, to have, the SOFTWARE used at any other location by means of remote electronic access.

	 Risk of Loss

	 If any SOFTWARE fixed in MEDIA is lost, damaged or made invalid during shipment, BTI will promptly replace the SOFTWARE and MEDIA
	 therefor at no additional charge to AT&T.   If any SOFTWARE is
	 lost or damaged while in the possession of AT&T, BTI will promptly replace the SOFTWARE at the established charge for the associated MEDIA unless such is provided by AT&T.

	 SOFTWARE and Programming Aids

	 On the delivery date, BTI shall furnish to AT&T, **************** ************** at least the following basic items:

	 1. Object program (the fully compiled or assembled series of instructions, written in machine language, ready to be loaded into the computer, that guides the operations of the computer) stored in a MEDIUM compatible with the equipment described in the ORDER;

	 2. Program implementation and user instructions and required procedures;

	 3. The SOFTWARE SPECIFICATIONS, as well as the required machine configuration;







	      Confidential materials omitted and filed separately with the Commission. Asterisks denote such omissions.


	 4. Sample data output, such as printouts or typical screen displays, and any other programs, routines, subroutines, utility or service programs, flow charts, logic diagrams and listings, descriptive SPECIFICATIONS and acceptance SPECIFICATIONS or related material BTI may have which is necessary or useful for the full implementation and USE of the SOFTWARE and which BTI normally furnishes to users of the SOFTWARE ********************************.

	 5. Source Program (the computer program expressed in a source language) if licensed by BTI as part of the SOFTWARE ordered hereunder.

	 Source Programs and Technical Documentation

	 BTI shall, at AT&T's request, enter into an Escrow Agreement substantially the same in form and substance to the form attached (Appendix B) to this Agreement to safeguard BTI's SOFTWARE SPECIFICATIONS and source code at any time during the duration of this Agreement. Both parties shall negotiate in good faith such Escrow Agreement.

	 If the parties have not entered into an Escrow Agreement then the following clause shall apply:

	 If BTI, among other things, becomes insolvent, ceases to carry on business on a regular basis or fails to perform its obligations under the ORDER, and during a period of thirty (30) days thereafter BTI (or some other financially and technically responsible successor in interest acceptable to AT&T which assumes in writing BTI's obligations, under the ORDER) does not continue to perform those obligations, then (a) BTI, or others acting on behalf of BTI, shall furnish to AT&T all SOFTWARE SOURCE MATERIALS and (b) BTI will be deemed to have granted to AT&T a perpetual non-exclusive royalty-free right to USE the SOFTWARE and the SOFTWARE SOURCE MATERIALS under the provisions of the ORDER. If AT&T's USE of the SOFTWARE Source Materials involves USE or copying of copyrighted material or the practice of any invention covered by a patent, BTI shall not assert the copyright or patent against AT&T.

	 Software Warranty

	 BTI warrants to AT&T and its customers all of the following:






	      1. The SOFTWARE will be free from significant errors, will conform to and perform in accordance with the SPECIFICATIONS and will function properly. The MEDIA conveying the SOFTWARE will be free from defects in material and workmanship. The SOFTWARE will be compatible with and may be used in conjunction with other SOFTWARE as described in the SPECIFICATIONS. If an ORDER states that the SOFTWARE is to be used in conjunction with certain data processing equipment, the SOFTWARE shall be compatible with that equipment. The foregoing warranties extend to the future performance of the SOFTWARE or of products which incorporate the SOFTWARE and shall continue for the longer of (a) the warranty period applicable to AT&T's sublicense to its customers of the SOFTWARE or of the products which incorporate the SOFTWARE, (b) twelve (12) months after the SOFTWARE is accepted by AT&T, or (c) a greater period specified elsewhere in this Agreement or an ORDER.

	      2. WORK will be performed in a first-class, workmanlike manner.

	      3. There are no copy protection or similar mechanisms within the SOFTWARE which will, either now or in the future, interfere with the grants made in this Agreement or an ORDER.

	      4. AT&T and its customers shall have quiet enjoyment of the SOFTWARE.

	      5. As to SOFTWARE for which BTI does not solely own all intellectual property rights, BTI has full right, power and authority to license the SOFTWARE to AT&T and its customers as provided in this Agreement or an ORDER.

	      6. If the SOFTWARE, or any portion thereof, is or becomes unusable, totally, or in any respect during the applicable warranty period, or if the WORK fails to meet the warranties, BTI will reperform WORK, correct errors, defects and nonconformities and restore the SOFTWARE to conforming condition free of significant errors at no cost to AT&T or its customers. Corrected SOFTWARE shall be warranted as set forth in this clause.








	      7. The SOFTWARE does not contain any malicious code, program, or other internal component (e.g. computer virus, computer worm, computer time bomb, or similar component), which could damage, destroy, or alter SOFTWARE, firmware, or hardware or which could, in any manner, reveal, damage, destroy, or alter any data or other information accessed through or processed by the SOFTWARE in any manner. BTI shall immediately advise AT&T, in writing, upon reasonable suspicion or actual knowledge that the SOFTWARE provided under this Agreement or an ORDER may result in the harm described above. BTI shall indemnify and hold AT&T and its customers harmless from any damage resulting from the harm described above.

	      8. All warranties shall survive inspection, acceptance and payment.

	 Taxes

	 AT&T shall reimburse BTI for only the following tax payments with respect to transactions under this Agreement or an ORDER unless AT&T advises BTI that an exemption applies: State and local sales and uses taxes, as applicable. Taxes payable by AT&T shall be billed as separate items on BTI's invoices and shall not be included in BTI's prices. AT&T shall have the right to have BTI contest any such taxes that AT&T deems improperly levied at AT&T's expense and subject to AT&T's direction and control.
























				      EXHIBIT C
			 BTI Purchase and License Agreement


	 1.   DEFINITIONS

	      1.1 For the purpose of this Agreement, the terms below shall have the following definitions as indicated:

		   1.1.1 "Effective Date" -- the earliest date that a duly authorized officer of both parties sign this Agreement.

		   1.1.2     "Equipment" -- means Access NP Platforms.

		   1.1.3 "Software" -- the executable (object code) version of BTI's proprietary computer software as developed by and/or licensed to BTI. Software does not include any customized software prepared by or for AT&T.

		   1.1.4 "System(s)" -- means collectively the Equipment and Software as those terms are defined above.

		   1.1.5 "Documentation" -- all existing written user manuals, reference manuals, training manuals, release notes and/or other relevant materials in English, as may be further described in Schedule A attached hereto, that are produced by BTI to assist AT&T on how to use the System.

	 2.   TERM

	      2.1 The term of this Agreement shall commence on the Effective Date and unless otherwise terminated as provided herein, shall continue in full force and effect.

	 3.   SCOPE OF AGREEMENT

	      3.1 BTI agrees to sell and license to AT&T, and AT&T may purchase and license from BTI, the System(s) for AT&T's internal use only.








	      3.2 In performing its obligations hereunder, each party shall employ its own personnel and shall be responsible for them and their acts. Each party shall in no way be liable for any losses, injuries, or damages caused by or attributed to the acts and/or omissions of the other party, its employees, or its agents.

	      3.3 The parties hereto agree that they are independent contractors. This Agreement shall not be construed to create or result in a partnership or joint venture between the parties hereto, nor to make either party the agent of the other party.

	 4.   ORDERS

	      4.1 Unless otherwise agreed, the prices for the Systems on all orders placed by AT&T hereunder must be stated in U.S. dollars.

	      4.2 On all purchase orders placed, AT&T shall have the right to modify or change each System assembly up to thirty
		   (30) days prior to scheduled shipment, without incurring any additional charge. In the event AT&T desires to modify or change a System assembly mix less than thirty
		   (30) days prior to shipment, BTI reserves the right to place additional charges on such shipment upon BTI's showing of incremental costs substantiating such charges, and advance notice to AT&T, and AT&T agrees to pay such charges. Such additional charges shall represent BTI's cost for labor, materials, and expedited materials, plus a reasonable profit, for such requested assembly mix modifications or changes. No such modifications or changes may be made after shipment.

	      4.3 AT&T may purchase and license each System by submitting purchase orders for same by hard copy or facsimile. All orders conforming with the agreements between BTI and AT&T must be accepted.

	      4.4 Unless BTI expressly agrees in writing, no additional or different provisions appearing anywhere on AT&T's purchase order shall become part of such order.

	      4.5 BTI shall have the right to modify, in any manner, the System(s), spares and/or services offered hereunder upon thirty (30) days prior written notice to AT&T, subject to AT&T's acceptance.




	 5.   ACCEPTANCE AND SHIPMENT OF ORDERS

	      5.1 BTI agrees to notify AT&T promptly regarding a) whether BTI accepts or, solely if an order does not conform with the Agreement between the parties, rejects each of AT&T's purchase orders, b) shipping details associated with each order, and c) any subsequent changes in BTI's delivery schedule and/or shipping plans subject to approval by AT&T.

	      5.2 Shipment of standard Systems will be on terms agreed to by the parties and shipment of customized Systems must be negotiated by the parties.

	 6.   DELIVERY

	      6.1 Except as otherwise agreed, BTI shall deliver each System to AT&T F.O.B. point of destination. In the absence of specific shipping instructions from AT&T, BTI will select a common and/or freight forwarder carrier, and shall assume any liability in connection with the shipment of any System delivered hereunder.

	      6.2 Insurance coverage for in-transit goods, beyond such coverage provided by the common carrier/freight forwarder, will be agreed to by the parties.

	 7.   LICENSES

	      7.1 AT&T shall not remove or alter, nor permit the removal or alteration of, any designated BTI trademarks, tags, labels or other identifying markings placed by BTI on any Systems, products, packages or containers provided hereunder without the prior written consent of BTI. In no event shall AT&T have the right to market, sell, lease, license or otherwise distribute, directly or indirectly, the Systems.

	 8.   WARRANTIES

	      8.1 Each party hereto warrants to the other party that it has full right, interest and authority to enter into and perform its obligations under this Agreement.

	      8.2 BTI warrants to AT&T that upon payment in full of the purchase price, AT&T shall acquire good title to the Equipment being purchased hereunder, free and clear of all liens and encumbrances.




	      8.3 BTI warrants that the Equipment delivered hereunder will be free from material defects in workmanship and materials for a period of one (1) year starting at the later of AT&T's date of acceptance or forty-five (45) days after the date of initial shipment of the Equipment to AT&T (the "Warranty Period"). If any item of Equipment shall require repair or replacement by BTI in accordance with such warranty, BTI will effect replacement or repair as soon as possible and subject to service commitments agreed to by the parties. BTI also warrants that the repaired or replacement item will be free from material defects in workmanship and materials for the balance of the Warranty Period of the replaced item, or for ninety (90) days, whichever is longer. BTI warrants all spare parts will be free from material defects in workmanship and materials for a period of ninety (90) days from the date of installation.

		   8.3.1 Upon notice to BTI, defective Equipment will be returned to BTI for repair or replacement, at BTI's election, with risk of in-transit loss or damage borne by AT&T and transportation charges paid by BTI. AT&T is responsible for obtaining an appropriate Return Material Authorization ("RMA") from BTI prior to returning defective Equipment to BTI in accordance with the Return Material Authorization Procedure, as set forth in Schedule C attached hereto. Unless otherwise agreed upon by BTI and AT&T, BTI shall complete repairs and ship the repaired Equipment within twenty (20) business days of receipt of defective Equipment. BTI shall bear the risk of in-transit loss or damage and shall prepay and bear the cost of transportation charges for shipments to AT&T of any repaired or replaced Equipment.

	      8.4 During the Warranty Period referenced in Section 8.3 above, all Software licensed hereunder will conform to BTI's applicable then current published specifications when delivered. AT&T must notify BTI in writing of any defect in the Software, and if the Software is found to be substantially defective, BTI's obligation under this warranty is to correct such defect. BTI does not warrant that the Software will meet all requirements of AT&T, or that the operation of the Software will be completely error free, or that all non-material Software defects will be corrected. BTI will correct any and all service affecting Software deficiencies or provide an adequate work-around(s) for same.




	      8.5 The foregoing warranties above are contingent upon proper use and maintenance of the System by AT&T, in accordance with written standards communicated by BTI to AT&T. In addition, however, the foregoing warranties shall not apply to defects or failures in the System due, without limitation, to the following to the extent caused by AT&T's negligence: (i) accident, neglect or misuse; (ii) failure or defect of electrical power, electrical static discharges, external electrical circuitry, air-conditioning or humidity control; (iii) the use of items not provided by BTI; (iv) unusual stress; or (v) any party other than BTI or a AT&T representative trained and certified by BTI modifying, adjusting, repairing, servicing or installing the System.

	      8.6 Post-Warranty Support. Upon the expiration of the Warranty Period for the System, BTI will provide the same support services described in this Section 8 for each System, provided AT&T has paid to BTI the annual support fee set forth in Schedule A or as subsequently mutually agreed to by the parties.

	      8.7 SUBJECT TO THE FOREGOING WARRANTIES, BTI MAKES NO IMPLIED WARRANTIES HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

	 9.   INDEMNIFICATION

	      9.1 BTI agrees to defend, indemnify and hold AT&T harmless from and against any and all loss, damage, liability or expense (including reasonable attorneys' fees) assessed against AT&T or incurred by AT&T, arising out of any claim, suit or proceeding brought against AT&T asserting or alleging that the System in the form furnished hereunder constitutes an infringement of any patent, trademark or copyright, provided AT&T notifies BTI promptly in writing information of any such claim, suit or proceeding and gives full and complete authority, and acts reasonably, providing information, and assistance to BTI in the defense of such claim, suit or proceeding, and provided further that BTI shall have control of the defense of any such claim, suit or proceeding and of all negotiations for its settlement or compromise.







	      9.2 If the System is held to be infringing and its use is enjoined, BTI shall be discharged from its prospective liabilities if, at its own expense and election, it does one of the following: (1) procure for AT&T the right to continue using the System, or (2) modify the System so it becomes non-infringing. BTI shall not have any liability to AT&T under this Agreement if any allegation of infringement is based upon the interconnection and/or modification and/or use of the System in combination with other devices not furnished by BTI and which have not been disclosed to BTI as part of AT&T's proposed configuration where the System would not by itself be infringing, or if the infringement arises out of compliance with AT&T's specifications or designs or out of modifications made to the System unless such modifications are made by BTI.

	      9.3 Nothing in this Agreement grants to either party rights to the other party's patents or copyrights.
		   Furthermore, BTI has no rights to AT&T's other
		   Intellectual Property except as otherwise agreed to herein.

	 10.  LIMITATION OF LIABILITY

	      10.1 IN NO EVENT SHALL BTI BE LIABLE HEREUNDER FOR ANY
		   INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, EVEN IF BTI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

	 11.  DEFAULT AND OPPORTUNITY TO CURE

	      11.1 Subject to the provisions of Section 12.1 below, neither
		   party shall be deemed to be in default under the terms of this Agreement unless the party alleging the default sends a written notice setting forth the nature of the alleged default, and the defaulting party shall fail to substantially cure such default within thirty (30) days following the receipt of such notice.

	 12.  TERMINATION

	      12.1 For Cause -- This Agreement may be terminated by either
		   party upon the failure of the other party to cure any material default following the notice and opportunity to cure set forth in Section 11.1. above, provided, however, that:




		   12.1.1 Sixty (60) days prior written notice shall be required and this Agreement shall terminate after said sixty (60) day period if any of the following circumstances remain uncured: (i) if the other party becomes insolvent or unable to pay its debts in the ordinary course of its business; (ii) if a voluntary or involuntary petition under applicable bankruptcy laws is filed by or against the other party; (iii) if a receiver is appointed for the business affairs of the other party or the other party makes an assignment for the benefit of creditors; (iv) if the other party liquidates or ceases doing business as a going concern; or (v) if there is a change in the control or majority ownership of one party not otherwise expressly assented to by the other party.

	 13.  TRAINING AND OTHER SUPPORT SERVICES

	      13.1 BTI will provide technical training for AT&T's personnel to prepare them to operate, administer and maintain the System. AT&T shall be responsible for all travel and living expenses of its employees related to such training. Training for additional employees of AT&T will be available in accordance with BTI's then standard practices and pricing.

	 14.  LAWS AND REGULATIONS

	      14.1 This Agreement is specifically made subject to any and
		   all laws, regulations, orders or other restrictions on the export from the United States of America of computer software, hardware, telecommunications equipment and technical knowledge or know-how relating thereto, which may be imposed from time to time by the Government of the United States of America. AT&T agrees that Systems purchased/licensed hereunder will not be exported or otherwise transferred, directly or indirectly, in whole or in part, without AT&T first obtaining , where applicable, a license from the U.S. Department of Commerce and/or any other appropriate agency of the U.S. Government, as required.









	 15.  GENERAL PROVISIONS

	      15.1 All notices required to be given hereunder shall be in
		   writing and shall be deemed given if delivered personally, or if sent by facsimile (whereby the receiving party shall acknowledge receipt of same by facsimile within two (2) business days from receipt of the initial facsimile) with a copy of such notice sent by air mail, to the person identified below at the address as set forth at the beginning of this Agreement, or such other person or address as may be specified in a written notice delivered in accordance with this
		   Section 15.1:

		   If to BTI:               Attention:  A. K. Wnorowski
					    Senior Vice President,
					    Strategic Alliances

		   If to AT&T:         Attention:  ________________________
						 __________________________

	      15.2 Neither party may assign its rights and/or obligations
		   hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld provided, however, AT&T reserves the right to assign its rights to any successor corporation which assumes responsibility for the businesses contemplated hereunder.

	      15.3 This Agreement shall be governed by, and construed in
		   accordance with, the laws of New York, without reference to the conflict of laws provisions thereof.

	      15.4 If any provision of this Agreement is held to be invalid
		   under any applicable law, such provision shall, to the extent of such invalidity, be deemed to be omitted here from, and all other provisions of this Agreement shall continue in full force and effect.

	      15.5 Any failure by either party to enforce strict
		   performance by the other party of any provision herein shall not constitute a waiver of the right to subsequently enforce such provision or any other provision of this Agreement.









	      15.6 Any controversy or claim arising out of or related to
		   this Agreement shall be submitted to binding arbitration in New York City, before a single arbitrator in accordance with the then prevailing Rules of the American Arbitration Association. Any such arbitration shall be held in English and shall be administered by the American Arbitration Association. Any arbitrator(s) used shall be knowledgeable in telecommunications and data processing systems. The parties consent to the jurisdiction of the Courts of New York in connection with respect to any award made by the arbitrator(s). Each party shall bear its own costs, expenses of fees (including attorneys' fees) incurred in connection with this Section 15.6. The parties hereby acknowledge that monetary damages may not be a sufficient remedy for breaches of Section 7, above and that either party, as appropriate, may be entitled to such injunctive or equitable relief for actions or claims arising solely under Section 7, as may be deemed proper by a court of competent jurisdiction.

	      15.7 Neither party shall be liable to the other party for any
		   failure to perform hereunder due to contingencies beyond its reasonable control, including but not limited to, riots, wars, fires or Acts of God; in the event of such situation, the party excused from such obligation shall use best efforts to meet its commitments as soon as possible, and the other party reserves its rights to cancel its corresponding obligations effective upon notice.

	      15.8 No modification of this Agreement shall be binding upon
		   either party unless made in writing and executed on behalf of that party by its duly authorized representative.

















	     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
		     EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
		   TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT


	 Number of Shares:   4,908,800 shares (subject to adjustment as
			     provided herein)

	 Date of Issuance:   November 22, 1995


			       BOSTON TECHNOLOGY, INC.


			    Common Stock Purchase Warrant


	      Boston Technology, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that AT&T Corporation ("AT&T"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the periods specified herein, 4,908,800 shares of Common Stock, $.001 par value per share, of the Company (the "Common Stock"), at a purchase price of $14.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price", respectively.

	      1.   Exercise.

		   (a) This Warrant shall become exercisable as to twenty percent (20%) of the Warrant Shares on each of the first five anniversaries of the date hereof. This Warrant shall remain exercisable as to particular Warrant Shares for a period of thirty
	 (30) months after such Warrant Shares first become exercisable, and no longer, and shall expire as to such Warrant Shares if not exercised prior to the end of such thirty-month period. The following table summarizes the foregoing:

	 Warrant Shares           Become Exercisable       Expire

	 981,760                  November 22, 1996        May 22, 1999
	 981,760                  November 22, 1997        May 22, 2000
	 981,760                  November 22, 1998        May 22, 2001
	 981,760                  November 22, 1999        May 22, 2002
	 981,760                  November 22, 2000        May 22, 2003

	 In addition to the foregoing, in the event that any person or entity acquires a majority of the Company's outstanding voting



	 securities, then this Warrant shall immediately become exercisable in full.

		   (b) Each exercise of this Warrant shall be effected by surrender of this Warrant, with the purchase form appended hereto as Exhibit I duly executed by AT&T, at the principal office of the Company, accompanied by payment in full, by wire transfer, bank check or other method acceptable to the Company, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

		   (c) AT&T may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant (to the extent then exercisable) with respect to such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined below (the "Exercise Date"), over the Purchase Price per share. The Fair Market Value per share of Common Stock shall be determined as follows:

			(i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date, or, if no such price is reported on such date, such price on the next preceding business day for which such price is reported.

		       (ii)  If the Common Stock is not listed on a
	 national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount determined in good faith by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company).

		   (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(b) above. At such time, AT&T shall be deemed to have become the holder of record of the Warrant Shares issuable upon such exercise.






		   (e) As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense (including without limitation the payment of any applicable stamp taxes), will cause to be issued in the name of, and delivered to, AT&T:

			(i) a certificate for the number of full Warrant Shares to which AT&T shall be entitled upon such exercise plus, in lieu of any fractional share to which AT&T would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

		       (ii) in case such exercise is in part only, a new warrant (dated the date hereof) of like tenor, calling on the face thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by AT&T upon such exercise plus
	 (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to Section 1(c) above.

	      2.   Adjustments.

		   (a) If outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

		   (b) If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in
	 Section 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so



	 that AT&T shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which AT&T would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, AT&T had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of AT&T, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

		   (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to AT&T a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Section 2(a) or Section 2(b) above.

	      3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to Section 1(c) above.

	      4.   Transfer Restrictions.

		   (a) This Warrant may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, whether voluntarily or by operation of law.

		   (b) Upon each and every exercise of this Warrant (whether an exercise for cash or in a "cashless" exercise as permitted by Section 1(c) above), AT&T agrees not to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of the Warrant Shares issued upon such exercise for a period of time after such exercise (the "Rule 144 Period") determined as follows. The Rule 144 Period shall be two years, unless the Securities and Exchange Commission (the "SEC") reduces the holding period specified in paragraph (d) of Rule 144 ("Rule 144") under the Securities Act of 1933, as amended (the "Securities Act"), in which event the Rule 144 Period shall simultaneously be reduced to




	 such shorter period as has been established by the SEC for paragraph (d) of Rule 144.

		   (c) After the expiration of the Rule 144 Period, the Warrant Shares may be sold or transferred if either (i) they first shall have been registered under the Securities Act or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

		   (d) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

		   "The securities represented by this
		   certificate are subject to restrictions
		   on transfer and may not be sold,
		   exchanged, transferred, pledged,
		   hypothecated or otherwise disposed of
		   except in accordance with and subject to all the terms and conditions of a certain Warrant dated as of November 22, 1995, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

		   "The securities represented by this
		   certificate have not been registered
		   under the Securities Act of 1933, as
		   amended, and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

	      5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of AT&T against impairment.

	      6.   Notices of Record Date, etc.  In case:

		   (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time



	 deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

		   (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

		   (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

	 then, and in each such case, the Company will mail or cause to be mailed to AT&T a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

	      7.   Covenants of the Company.

		   (a) Exchange Listing. The Company will at all times that this Warrant remains exercisable, in whole or in part, maintain the listing (or authorization for quotation) of the Common Stock on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system.

		   (b) Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.





		   (c) Rule 144 Information. The Company will at all times that this Warrant remains exercisable, in whole or in part, maintain "adequate current public information" regarding the Company within the meaning of paragraph (c) of Rule 144.

		   (d) Required Registration. If the Company fails to maintain "adequate current public information" as required by
	 Section 7(c), AT&T may request, in writing, that the Company effect the registration on Form S-3, or if the Company is not then eligible to use Form S-3 for such a registration, on Form S-1, of the Warrant Shares for resale of the Warrant Shares. If AT&T intends to distribute the Warrant Shares by means of an underwriting, AT&T shall so advise the Company in its request. Upon receipt of such request, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 or on Form S-1, as the case may be, of the Warrant Shares. The Company shall not be required to effect more than one registration pursuant to this Section 7(d).

		   (e) Registration Procedures. If the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of the Warrant Shares under the Securities Act, the Company shall:

			(i) file with the SEC a Registration Statement with respect to the Warrant Shares and use its best efforts to cause that Registration Statement to become and remain effective until the earlier of (x) the time all Warrant Shares have been sold pursuant thereto or otherwise; (y) the time all Warrant Shares could be sold by AT&T within a three-month period without a registration statement under Rule 144 or otherwise; or (z) 45 days from the date that such Registration Statement is declared effective by the SEC;

			(ii) as expeditiously as possible prepare and file with the SEC any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective;

			(iii) as expeditiously as possible furnish to AT&T such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as AT&T may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares; and

			(iv) as expeditiously as possible use its best efforts to register or qualify the Warrant Shares covered by the Registration Statement under the securities or "Blue Sky" laws of



	 such states as AT&T shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable AT&T to consummate the public sale or other disposition in such states of the Warrant Shares; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

		   If the Company has delivered preliminary or final prospectuses to AT&T and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify AT&T and, if requested, AT&T shall immediately cease making offers of Warrant Shares and return all prospectuses to the Company. The Company shall promptly provide AT&T with revised prospectuses and, following receipt of the revised prospectuses, AT&T shall be free to resume making offers of the Warrant Shares.

		   (f) Prospectus Delivery Requirements. AT&T shall not make any sales of Warrant Shares without causing the prospectus delivery requirements under the Securities Act to be satisfied and AT&T shall promptly advise the Company of any changes in the information concerning AT&T contained in any prospectus included in any Registration Statement. AT&T acknowledges that occasionally there may be times when the Company must suspend the use of the prospectus forming a part of a Registration Statement until such time as an amendment to such Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Without limiting the generality of the foregoing, the Company shall be entitled to suspend the use of the prospectus forming a part of such Registration Statement in any of the following periods:

			(i) any period during which the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction ("Company Activity") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Registration Statement would require disclosure of the Company Activity; or

			(ii) any period during which the Company is offering or selling shares of its capital stock pursuant to a registration statement (other than a registration statement on Form S-4 or Form S-8, or any successor Form) filed with the SEC under the Securities Act (with such period to begin three weeks prior to the date established in good faith by the Company as its



	 target date for the pricing of such offering and terminate upon the closing of (or decision to abandon) the sale of such shares).

		   AT&T hereby covenants that it will not offer or sell any Warrant Shares pursuant to any prospectus during the period commencing at the time at which the Company gives it notice of the suspension of the use of said prospectus and ending at the time the Company gives it notice that AT&T may thereafter effect sales pursuant to said prospectus.

		   (g) Allocation of Expenses. The Company shall pay all Registration Expenses of any registration under this Section 7. The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with the registration provisions of this Setion 7, including without limitation all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and state "Blue Sky" fees and expenses, but excluding underwriting discounts, selling commissions and the fees and expenses of AT&T's own counsel.

		   (h)  Indemnification.

			(i) In the event of registration of the Warrant Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless AT&T, each underwriter of such Warrant Shares, and each other person, if any, who controls AT&T or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which AT&T or such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or "Blue Sky" laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Warrant Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse AT&T and such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by AT&T and such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final



	 prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of AT&T or such underwriter or controlling person specifically for use in the preparation thereof.

			(ii) In the event of registration of the Warrant Shares under the Securities Act pursuant to this Agreement, AT&T will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or "Blue Sky" laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Warrant Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to AT&T and furnished in writing to the Company by or on behalf of AT&T specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of AT&T hereunder shall be limited to an amount equal to the proceeds to AT&T of the Warrant Shares sold in connection with such registration.

			(iii) Each party entitled to indemnification under this Section 7(h) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7(h). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if



	 representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding.
	 No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

		   (i) Information by AT&T. AT&T shall furnish to the Company such information regarding AT&T and the distribution proposed by AT&T as the Company may reasonably request in connection with, and otherwise cooperate with the Company in the filing of, any registration, qualification or compliance referred to in this Agreement.

		   (j) Transfers of Rights. None of the rights set forth in this Section 7 may be transferred or assigned, whether voluntarily or by operation of law, without the prior written consent of the Company.

	      8. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

	      9. Mailing of Notices. All notices and other communications in connection herewith from the Company to AT&T shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by AT&T. All notices and other communications from AT&T in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to AT&T in writing by the Company.

	     10. No Rights as Stockholder. Until the exercise of this Warrant, AT&T shall not have or exercise any rights by virtue hereof as a stockholder of the Company.







	     11. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

	     12. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

	     13. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the State of Delaware.


				       BOSTON TECHNOLOGY, INC.



				       By:________________________________

				       Title:_____________________________


	 AGREED:


	 AT&T CORPORATION


	 By:________________________________

	 Title:_____________________________

								EXHIBIT I


				    PURCHASE FORM


	 To:  Boston Technology, Inc.                 Dated:______________


	      The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, representing the full purchase price for such shares at the price per share







	 provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

	       ___
	      |___| $_________ by wire transfer, bank check or other method acceptable to Boston Technology, Inc., and/or
	       ___
	      |___| the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation).



				       AT&T CORPORATION


				       By:________________________________

				       Title:_____________________________





























				       - 53 -